Exhibit 99.1

Investor Contact:  Larry P. Kromidas
(618) 258-3206

  News
Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton MO 63105-3443

FOR IMMEDIATE RELEASE

OLIN DECLARES 325TH CONSECUTIVE QUARTERLY DIVIDEND

CLAYTON, MO, January 25, 2008– Today, Olin Corporation’s (NYSE: OLN) Board of Directors declared a quarterly dividend of 20 cents on each share of Olin common stock.  The dividend is payable on March 10, 2008 to shareholders of record at the close of business on February 11, 2008.  This marks the company’s 325th consecutive quarterly dividend.

2008 - 02